UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  July 8, 2005
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                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                     000-49957                    04-3332304
----------------------------------          ------------------------------------
  (Commission file number)                 (IRS employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
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                    (Address of principal executive offices)


                                 (978) 921-2727
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).0
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).




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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     See  Item  3.02  below.

ITEM  3.02  UREGISTERED  SALES  OF  EQUITY  SECURITIES


     On July 8, 2005 we entered into a Purchase Agreement with a certain institutional and accredited investors (the "Purchasers") relating to the private placement of convertible term notes issued by the Company in the principal amount of $8,000,000 (the "Note"), and a common stock purchase warrant (the "Warrant"). We received net proceeds of approximately $7,180,000. Approximately $4.1 million of the net proceeds will be used to retire current secured convertible notes, and the remaining will be used for general working capital. In connection with the sale of the securities, we entered into a Registration Rights Agreement and a Voting Agreement.

     The Note is convertible into shares of our common stock, $0.01 par value per share ("Common Stock") upon an affirmative vote by shareholders to authorize the (i) combination of our existing Class A Voting Common Stock and Class B Non-Voting Common Stock into a single class of Common Stock and (ii)_execution of a 1 for 50 reverse stock split. We have agreed to present these matters to the shareholders for a vote before November 5, 2005. The Note is convertible at a fixed conversion rate of $0.10 per share, or 80,000,000 million shares, subject to customary adjustments. The Warrant provides for the purchase of up to 32,000,000 shares of Common Stock at a purchase price of $0.15 per share, subject to customary adjustments, until July 8, 2010.

     For its services as placement agent in connection with the transaction, we were obligated to compensate Laidlaw & Company, Ltd. of New York nine percent (9%) of the aggregate principal amount of the offering in cash and issue a common stock purchase warrant providing for the right to purchase 4,800,000 million shares of Common Stock at a price of $0.15 per share, subject to customary adjustments, until July 8, 2010.

     In addition to the Financial Advisory Agreement with Laidlaw & Company, Ltd., copies of the Purchase Agreement, the Note, the Warrant, the Registration Rights Agreement and the related Voting Agreement, are filed as exhibits to this report and are incorporated herein by reference.


ITEM  9.01.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS

     (c)  Exhibits:
          The  following  exhibits  are  filed  as  part  of  this  report:

     Exhibit  Number     Description
     --------------------     --------------

     10.1 Purchase Agreement dated July 8, 2005, by and between LocatePLUS Holdings Corporation and the Purchasers named therein.

     10.2 Form of Convertible Term Note dated July 8, 2005, by and between LocatePLUS Holdings Corporation and the Purchasers named therein.

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     10.3     Registration  Rights  Agreement dated July 8, 2005, by and between
LocatePLUS  Holdings  Corporation  and  the  Purchasers  named  therein.

     10.4 Form of Common Stock Purchase Warrant issued to the Purchasers under the Securities Purchase Agreement dated July 8, 2005.

     10.5 Voting Agreement dated July 8, 2005, by LocatePLUS Holdings Corporation, the Purchasers under the Securities Purchase Agreement dated July 8, 2005, and Jon R. Latorella, CEO LocatePLUS Holdings Corporation.

     10.6 Financial Advisory Agreement between LocatePLUS Holdings Corporation and Laidlaw & Company, Ltd. dated May 25, 2005.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


     LocatePLUS  Holdings  Corporation
     ---------------------------------------
                                                    (Registrant)



     By:

     /s/  Jon  R.  Latorella
     ---------------------------------------
     Jon  R.  Latorella
     President  and  Chief  Executive  Officer



Dated:     July  13,  2005






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                                  EXHIBIT INDEX


Exhibit  Number     Document
--------------------     -----------

     10.1 Purchase Agreement dated July 8, 2005, by and between LocatePLUS Holdings Corporation and the Purchasers named therein.

     10.2 Form of Convertible Term Note dated July 8, 2005, by and between LocatePLUS Holdings Corporation and the Purchasers named therein.

     10.3 Registration Rights Agreement dated July 8, 2005, by and between LocatePLUS Holdings Corporation and the Purchasers named therein.

     10.4 Form of Common Stock Purchase Warrant issued to the Purchasers under the Securities Purchase Agreement dated July 8, 2005.

     10.5 Voting Agreement dated July 8, 2005, by LocatePLUS Holdings Corporation, the Purchasers under the Securities Purchase Agreement dated July 8, 2005, and Jon R. Latorella, CEO LocatePLUS Holdings Corporation.


     10.6 Financial Advisory Agreement between LocatePLUS Holdings Corporation and Laidlaw & Company, Ltd. dated May 25, 2005.


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